                              BRINSON SERIES TRUST

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2001

                                                                   July 25, 2001



Dear Investor,

         This supplement to the prospectus of Brinson Series Trust ("Trust") with respect to the portfolios listed below (each a "Series Trust Portfolio"), is to notify you of the proposed merger of each Series Trust Portfolio into the corresponding portfolios listed below (each an "AVP Portfolio"), each an open-end mutual fund and a series of Alliance Variable Products Series Fund, Inc.

         SERIES TRUST PORTFOLIOS            AVP PORTFOLIOS
         -----------------------            --------------
         Balanced Portfolio                 Total Return Portfolio
         Global Equity Portfolio            International Portfolio
         Global Income Portfolio            Global Bond Portfolio
         Growth and Income Portfolio        Growth and Income Portfolio
         Growth Portfolio                   Growth Portfolio
         High Grade Fixed Income Portfolio  U.S. Government/High Grade Securities Portfolio
         High Income Portfolio              High Yield Portfolio
         Small Cap Portfolio                Quasar Portfolio
         Strategic Income Portfolio         Global Bond Portfolio

         The Trust's board of trustees has approved the submission to each Series Trust Portfolio's shareholders of an Agreement and Plan of Acquisition and Termination under which the respective Series Trust Portfolio would transfer substantially all of its assets and liabilities to the corresponding AVP Portfolio. If the shareholders of the respective Series Trust Portfolio approve the proposed merger, you will receive like shares of the corresponding AVP Portfolio in exchange for your Series Trust Portfolio shares. The respective Series Trust Portfolio will then cease operations.

         More information about the proposed merger will be provided to Series Trust Portfolio shareholders in proxy solicitation materials that are expected to be mailed in early September, 2001. If approved by the respective Series Trust Portfolio's shareholders, each merger would be expected to become effective by the end of October, 2001 or as soon as practicable thereafter.

         You may continue to buy, sell and exchange your Series Trust Portfolio shares as described in the prospectus prior to the shareholder meeting. If the merger proposal is approved by the respective Series Trust Portfolio's shareholders, each Series Trust Portfolio expects to close to new purchases and exchange purchases approximately five business days prior to the date on which its merger is to be effected.